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             DANIELSON HOLDING CORPORATION ANNOUNCES CEO TRANSITION

CHICAGO, IL - April 5, 2004 - Danielson Holding Corporation (AMEX:DHC) today announced that Samuel Zell, Chairman of the Board of Directors, President and Chief Executive Officer of Danielson has indicated his intention to step down as both the President and Chief Executive Officer and as a member of the Board of Directors not later than December 31, 2004.

Mr. Zell stated that "With the acquisition of Covanta now completed, I have accomplished the main objectives I set for myself and this company when I became CEO and believe now is the appropriate time for me to announce my intention to turn over the company to a new leader. By announcing my decision today, I will be able to work with the Board of Directors to consider appropriate candidates to replace me and to assure an orderly and thorough transition process."

Mr. Zell, who is currently the beneficial owner of approximately 19% of the outstanding common stock of Danielson, further stated that "I remain committed to Danielson and my significant equity investment in the company."

Danielson Holding Corporation is an American Stock Exchange listed company, engaging in the energy, financial services and specialty insurance business through its subsidiaries. Danielson's charter contains restrictions that prohibit parties from acquiring 5% or more of Danielson's common stock without its prior consent.

Danielson recently acquired Covanta Energy Corporation, an internationally recognized designer, developer, owner and operator of power generation projects and provider of related infrastructure services. Covanta's waste-to-energy facilities convert municipal solid waste into energy for numerous communities, predominantly in the United States. Covanta also operates water and wastewater treatment infrastructures.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

Certain statements in this press release may constitute "forward-looking" statements as defined in Section 27A of the Securities Act of 1933 (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA") or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Such forward looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Danielson and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward looking statements can be identified by, among other things, the use of forward-looking language, such as the words "plan", "believe", "expect", "anticipate", "intend", "estimate", "project", "may", "will", "would", "could", "should", "seeks", or "scheduled to", or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. Danielson cautions investors that any forward-looking statements made by Danielson are not guarantees or indicative of future performance. Important

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assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Danielson and Covanta, include, but are not limited to, those factors, risks and uncertainties that are described in Item 1 of Danielson's Annual Report on Form 10-K for the year ended December 31, 2003 and in other securities filings by Danielson or Covanta. Although Danielson and Covanta believe that their plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any of its forward-looking statements. Danielson's and Covanta's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and neither Danielson nor Covanta has any or has undertaken any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

For more information generally, please contact:

FOR DANIELSON HOLDING CORPORATION
Doreen Lubeck
Danielson Holding Corporation
(312) 466-4030